November 4, 2015 Ticker (NYSE: G) Genpact Q3 2015 Earnings Presentation Exhibit 99.2

Forward-looking statements These materials contain certain statements concerning our future growth prospects and forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on Genpact’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include but are not limited to a slowdown in the economies and sectors in which our clients operate, a slowdown in the BPO and IT Services sectors, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, foreign currency fluctuations, dependence on tax legislation, general economic conditions affecting our industry as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K. These filings are available at www.sec.gov or on the investor relations section of our website, www.genpact.com. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the SEC. The Company undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. These materials also include measures defined by the SEC as non-GAAP financial measures. Genpact believes that these non-GAAP measures can provide useful supplemental information to investors regarding financial and business trends relating to its financial condition and results of operations when read in conjunction with the Company’s reported results. Reconciliations of these non-GAAP measures from GAAP are available in this presentation and in our earnings release dated November 4, 2015. Non-GAAP Financial Measures

GENERATING IMPACT

Q3 2015 – Key Financial Highlights

Genpact Delivered Another Solid Quarter Led By Global Client BPO Revenue

Q3 '15 versus Q3 '14 performance:

- Total Revenue: +5% (+ ~7% on constant currency basis)
- Revenue from Global Clients: +7% (+ ~10% on constant currency basis)
- GE Revenue: -2% (- ~2% on constant currency basis)

- Adjusted Income from Operations grew 10%, with a margin(1) of 15.7%, and Adjusted Earnings per share grew 36% YoY to $0.35
- Global Client growth was broad-based across most of our target verticals – including Banking & Financial Services, Insurance, CPG, Life Sciences and High Tech
  - From a service line perspective, Finance & Accounting, Core Industry Vertical Operations and Analytics drove Global Client growth
- Strong year-to-date bookings momentum

Notes:
1. Adjusted income from operations is a non-GAAP measure. Q3 '15 GAAP income from operations margin was 14.1%.

GENPACT DESIGN • TRANSFORM • RUN LEAN DIGITAL™
© 2015 Copyright Genpact. All Rights Reserved.
3

Further Differentiating Our Solutions by Enhancing Digital Capabilities Introduced Lean Digital, our unique approach to reimagining clients’ operations that delivers the full power of digital by focusing on the middle and back offices Agreed to acquire Endeavor Software Technologies, a digital solutions provider focused on applying mobile solutions to the middle and back offices Announced the formation of a unique digital incubation program to partner with new technology start-ups Chosen to partner with GE in its Predix program to help companies harness data from the industrial internet

Continued Bookings Momentum and Healthy Pipeline Continued momentum in converting and winning big deals; signed three large transformational engagements in the third quarter, bringing the total to 7 for the year to date and 13 over the last 7 quarters Pipeline continues to be healthy with year-to-date inflows up and strong traction for digital embedded solutions Win rates continue to hold at high levels Sales productivity gains from recent sales hires

Total revenue growth at 5% (~7% on a constant currency basis) Q3 2015 Global Client revenue grew 7% (~10% on a constant currency basis) BPO revenues increased 10% (~14% on a constant currency basis) and ITO revenues declined 4% (~4% on a constant currency basis) Global Clients GE BPO ITO 5% YoY Growth% 7% (2%) 5% (5%) 8% YoY Growth% Q3 ‘14 Q3 ‘15 Q3 ‘14 Q3 ‘15 ($ in millions) ($ in millions) $588.1 $617.8 $617.8 $588.1 Q3 2015 Revenue Summary

Number of clients Notes: Relationship size = annual revenues based on last four rolling quarters Relationship Size(1) Continue to Expand Client Relationships

Q3‘14 Q3’15                     YoY Revenue 588.1 617.8 5.1% Cost of Revenue 354.5 375.8 6.0% Gross Profit 233.6 242.0 3.6% Gross Profit % of Revenue 39.7% 39.2% -50 bps SG&A 153.1 144.7 -5.5% SG&A % of Revenue 26.0% 23.4% -260 bps Adjusted Income from Operations(1) 88.5 97.1 9.7% Adjusted Income from Operations Margin 15.0% 15.7% 70 bps ($ millions) Notes: Adjusted income from operations is a non-GAAP measure. Income from operations was $72.9 million in Q3 ‘14 and $87.3 million in Q3 ’15. Q3 Adjusted Income from Operations Margin up 70 Basis Points Year-Over-Year

EPS Year-over-Year Bridge Q3 ‘14 Q3 ‘15 Adjusted Net Income ($ millions)57.1 76.9 Diluted Shares Outstanding (millions)(2) 220.5 217.6 21 3 FX Re-measurement Gains Q3 ‘14 GAAP EPS 31 (Cents per share) Net Adjustments(1) 26 5 Net Adjustments(1) Q3 ‘14 Adjusted EPS Q3 ‘15 Adjusted EPS Q3 ‘15 GAAP EPS Higher Adjusted Income from Operations 4 Increase Decrease Notes: Adjustments primarily include amortization of acquired intangible assets, stock-based compensation expenses and acquisition-related expenses. Weighted average number of diluted shares outstanding; diluted shares outstanding includes the impact of 7.1 million shares repurchased through Sept 30, 2015. - The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding. - EPS = Diluted earnings per share 35 3 Lower Interest Expense/ Lower Tax 3

Q3 2015 cash from operations up $53 MM Q3 ‘14 Q3 ‘15 62% Notes: 1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits 42% YTD ‘14 YTD ‘15 YoY Growth% YoY Growth% ($ in millions) ($ in millions) Q3 ’14 Q2’15 Q3 ‘15 Days Sales Outstanding82 82 80 Cash and Liquid Assets ($ millions)(1) 424 442 468 Cash from Operations 254 179 139 86

FY 2015 Revenues ($B) ~2.46 Adjusted Income from Operations - Margin ~15.1% - 15.3% Other Metrics Cash Flow from Operations 10% - 15% > 2014 Effective Tax Rate 20% - 22% Capital Expenditure (% of revenue) ~3.0% Full Year 2015 Outlook

Annexure 1: Reconciliation of Adjusted Income from Operations – Q3 2015 (USD, in thousands) Quarter ended Sep 30, 2014   2015 Income from operations per GAAP $ 72,867 $ 87,343 Add: Stock-based compensation 8,274 6,195 Add: Amortization of acquired intangible assets 6,386 6,015 Add: Acquisition-related expenses - - Add/Less: Other income (expense), net excluding net interest 950 999 Add/Less: Gain (loss) on equity-method investment activity, net 33 (3,432) Less: Net loss attributable to non-controlling interest (13) - Adjusted income from operations $ 88,497 $ 97,120

Annexure 2: Reconciliation of Adjusted Net Income – Q3 2015 (USD, in thousands, except per share data) Quarter ended Sep 30, 2014   2015 Net income attributable to Genpact Limited shareholders per GAAP $ 46,653   $ 68,050 Add: Stock-based compensation 8,274 6,195 Add: Amortization of acquired intangible assets 6,386 6,015 Add: Acquisition-related expenses - - Less: Tax impact on stock-based compensation (2,150) (1,489) Less: Tax impact on amortization of acquired intangibles (2,050) (1,873) Less: Tax impact on acquisition-related expenses - - Adjusted net income $ 57,113 $ 76,898 Adjusted diluted earnings per share $ 0.26 $ 0.35

Thank You